UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NRG ENERGY, INC.2023 Annual Meeting Vote by April 26, 2023 11:59 PM ETNRG ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213D97323-P86311You invested in NRG ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 27, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* April 27, 2023 9:00 AM ETwww.virtualshareholdermeeting.com/NRG2023*Please check the meeting materials for any special requirements for meeting attendance.V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect ten directors. **Nominees:** 1a. E. Spencer Abraham	For
1b. Antonio Carrillo	For
1c. Matthew Carter, Jr.	For
1d. Lawrence S. Coben	For
1e. Heather Cox	For
1f. Elisabeth B. Donohue	For
1g. Mauricio Gutierrez	For
1h. Paul W. Hobby	For
1i. Alexandra Pruner	For
1j. Anne C. Schaumburg	For
2. To adopt the NRG Energy, Inc. Amended and Restated Employee Stock Purchase Plan.	For
3. To approve, on a non-binding advisory basis, NRG Energy, Inc.'s executive compensation.	For
4. To approve, on a non-binding advisory basis, the frequency of the non-binding advisory vote on NRG Energy, Inc.'s executive compensation.	1 Year
5. To ratify the appointment of KPMG LLP as NRG Energy, Inc.'s independent registered public accounting firm for the 2023 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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